UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 28, 2007

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

      On December 28, 2007, Central Vermont Public Service Corporation (the “Company”) entered into a Credit Agreement, dated December 28, 2007 (“the Credit Agreement”), with KeyBank National Association (“KeyBank”). The Company’s obligations under the Credit Agreement are guaranteed by the Company’s wholly owned, unregulated subsidiaries, C.V. Realty and Catamount Resources Corporation.   On that date, pursuant to the Credit Agreement, the Company entered a six-month unsecured Term Note in the principal amount of $53 million (the “Term Note”).  The Company used these proceeds on the same date to purchase $53 million of equity securities of Vermont Transco, LLC (“Transco”), the Vermont company that owns and operates the high voltage transmission system in Vermont.   On October 24, 2007, the Company received blanket authorization from the Federal Energy Regulatory Commission to purchase Transco equity units.  The Company’s $53 million purchase of Transco equity represents its allocation of such equity on a load share basis, plus additional equity offered by Transco not purchased by the other Transco owners.

      Also on December 28, 2007, pursuant to the Credit Agreement, the Company entered a $25 million, 364-day unsecured Revolving Credit Note (the “Revolving Credit Note”).   The Company expects to make periodic short-term borrowings under the Revolving Credit Note to provide liquidity for general corporate purposes, including working capital needs and power contract performance assurance requirements, in the form of funds borrowed and letters of credit.

      The foregoing description of the Credit Agreement, including the Term Note and Revolving Credit Note, is qualified in its entirety by reference to the full text of the Credit Agreement and forms of Term Note and Revolving Credit Note, which are filed herewith as Exhibit 10.97 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

      On December 31, 2007, using proceeds from the Revolving Credit Note, the Company repaid all of its outstanding obligations under its existing three-year $25.0 million unsecured revolving-credit facility pursuant to its Credit Agreement, dated as of October 21, 2005, between the Company and JPMorgan Chase Bank, N.A. and terminated that credit agreement in accordance with its terms.  The terminated credit agreement was previously filed as Exhibit 10.91to the Company’sCurrent Report on Form 8-K filed November 1, 2005, File No. 1-8222.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.97	Credit Agreement dated as of December 28, 2007 between Central Vermont Public Service Corporation, as Borrower and KeyBank National Association, as Lender.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

January 4, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.97	Credit Agreement dated as of December 28, 2007 between Central Vermont Public Service Corporation, as Borrower and KeyBank National Association, as Lender.